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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                            -----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 26, 1995


                            ACS ENTERPRISES, INC.
- - --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  Pennsylvania            1-11584              23-1976138
- - --------------------------------------------------------------------------------
 (State or other      (Commission File       (IRS Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


 2510 Metropolitan Drive, Trevose, Pennsylvania     19053-6789
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 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number including area code: (215) 396-9400
                                                   --------------

ITEM 5.  OTHER EVENTS

         On April 26, 1995, ACS Enterprises, Inc. (the "Company") and each of its subsidiaries entered into a Limited Consent to Credit Agreement (the "Consent") with the Lenders listed therein (the "Lenders") and Banque Paribas, as agent for the Lenders (the "Agent"). The Consent referred to and modified the Credit Agreement by and among the Company, its subsidiaries, the Lenders and the Agent dated as of November 9, 1993, as amended (the "Credit Agreement").

         The Consent provided for, among other things: (i) the waiver by the Lenders and the Agent of the requirement contained in the Credit Agreement that the Company meet certain covenants in order to draw upon an additional $4 million of funds with respect to the $25 million credit facility provided for in the Credit Agreement, (ii) the waiver by the Company and its subsidiaries of any claim they may have had against the Agent or the Lenders arising out of any circumstance that has limited or restricted the availability of credit under the Credit Agreement, (iii) the termination or expiration of the Agreement and Plan of Merger by
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and among the Company, CAI Wireless Systems, Inc. and CAI Transactions P, Inc.
dated March 28, 1995 (the "Merger Agreement") to be an immediate Event of Default under the Credit Agreement, granting the Agent and the Lenders all rights and remedies arising under the Credit Agreement as a consequence of such Event of Default, including, without limitation, the right to declare all obligations under the Credit Agreement immediately due and payable and to exercise all rights and remedies with respect to any or all of the collateral provided for under the Credit Agreement, and (iv) the requirement that all obligations under the Credit Agreement become immediately due and payable upon the effectiveness of the merger contemplated by the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits:

                 2.1 Limited Consent to Credit Agreement, dated as of April 26, 1995, by and among ACS Enterprises, Inc., ACS Home Systems, Inc., Apartment Cable Systems, Inc., each of the other credit parties listed on the signature pages thereof, the financial institutions listed on the signature page thereof and Banque Paribas, as Agent.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ACS ENTERPRISES, INC.



                                              By: /s/ CHARLES J. MALLON
                                                  ------------------------------
                                                  Charles J. Mallon
                                                  Chief Financial Officer


Dated:  May 9, 1995
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                                 EXHIBIT INDEX


Exhibit                                                             Sequential
Number                    Description of Exhibit                    Page Number
- - -------                   ----------------------                    -----------
2.1                       Limited Consent to Credit
                          Agreement, dated as of April
                          26, 1995, by and among ACS
                          Enterprises, Inc., ACS Home
                          Systems, Inc., Apartment Cable
                          Systems, Inc., each of the other
                          credit parties listed on the
                          signature pages thereof, the
                          financial institutions listed
                          on the signature page thereof
                          and Banque Paribas, as Agent.